UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

AMERICA ONLINE LATIN AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 689-3000

Item 12. Results of Operations and Financial Condition.

On November 11, 2003, America Online Latin America, Inc. (“AOLA”) issued a press release setting forth its financial results for the third quarter of 2003. A copy of AOLA’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. AOLA does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.

(Registrant)

Date: November 11, 2003

/s/ Charles M. Herington

Charles M. Herington President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued November 11, 2003 by America Online Latin America, Inc.

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